SIGNIFICANT ACCOUNTING POLICIES (Schedule of discontinued operations including prior periods) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($) [1]
Accounting Policies [Abstract]
Costs and expenses	$ 5,192
Impairment of intangible assets and goodwill
Gain on disposal of the discontinued operations	(1,750)
Loss before taxes on income	(3,442)
Taxes on income	795
Total net loss on discontinued operations	$ (2,647)

[1]	Represent the results of the discontinued operations until their disposal.